SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 23, 2005

FindWhat.com, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 23, 2005, certain executive officers of FindWhat.com, Inc. (the “Company”) participated in a Management Conference Call to discuss the Company’s financial results for the three months and year ended December 31, 2004 and to discuss the outlook of the Company going forward. A transcript of the Management Conference Call is being furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Transcript of February 23, 2005 Management Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FindWhat.com, Inc.

Date: March 1, 2005	By:	/s/ Craig A. Pisaris-Henderson

Craig A. Pisaris-Henderson
Chairman and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of February 23, 2005 Management Conference Call